UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2015

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road, Suite 300 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 24, 2015, Motivating the Masses, Inc. (“MTM”) held a call with its shareholders to discuss recent developments and financial condition (the “Shareholder Call”).

A summary of the subjects discussed on the Shareholder Call is attached hereto as Exhibit 99.1.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of MTM under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits

99.1	Summary of topics discussed on Shareholder Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: July 24, 2015	By:	/s/ Lisa Nichols
Name: Lisa Nichols
Title: Chief Executive Officer